USAA AGGRESSIVE GROWTH FUND Fund Shares/USAUX ■ Institutional Shares/UIAGX	SUMMARY PROSPECTUS December 1, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at usaa.com/prospectus. You can also get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s prospectus and SAI dated December 1, 2014, are incorporated herein by reference.

INVESTMENT OBJECTIVE

The USAA Aggressive Growth Fund (the Fund) seeks capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)

Fund Shares		None
Institutional Shares		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Fund	Inst.
	Shares	Shares
Management Fee (fluctuates based on the Fund’s performance relative to a securities market index)	0.43%	0.43%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.50%	0.25%
Total Annual Operating Expenses	0.93%	0.68%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$95	$296	$515	$1,143
Institutional Shares	$69	$218	$379	$847

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in equity securities of large companies that are selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Institutional Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares’ volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund’s benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for the Fund, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

NINE-MONTH YTD TOTAL RETURN
5.24% (9/30/14)

BEST QUARTER*	WORST QUARTER*
17.28% 1st Qtr. 2012	-22.56% 4th Qtr. 2008

*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for the Institutional Shares.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2013

	Past	Past	Past
	1 Year	5 Years	10 Years

Aggressive Growth Fund Shares
Return Before Taxes	34.43%	17.37%	6.69%
Return After Taxes on Distributions	31.02%	16.41%	6.24%
Return After Taxes on Distributions and Sale of Fund Shares	21.23%	14.09%	5.40%

	Past	Past	Past	Institutional Shares Inception Date
	1 Year	5 Years	10 Years	08/01/08

Aggressive Growth Fund Institutional Shares
Return Before Taxes	34.84%	17.85%	–	8.69%

Indexes
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	33.48%	20.39%	7.83%	10.83%
Lipper Large-Cap Growth Funds Index (reflects no deduction for taxes)	35.41%	19.43%	7.08%	9.31%

INVESTMENT ADVISER

USAA Asset Management Company

SUBADVISER(S)

Wellington Management Company, LLP (Wellington Management)

Winslow Capital Management, LLC (Winslow Capital)

PORTFOLIO MANAGER(S)

Wellington Management

Paul E. Marrkand, CFA, Senior Vice President, Partner, and Equity Portfolio Manager of Wellington Management, has managed the portion of the Fund attributed to Wellington Management since July 2010.

Winslow Capital

Patrick M. Burton, CFA, is a Managing Director of Winslow Capital and has been with the firm since 2010. He has been part of the investment management team for the portion of the Fund attributed to Winslow Capital since March 2013.

Justin H. Kelly, CFA, is the Chief Investment Officer (since March 2013) and Portfolio Manager/Analyst of Winslow Capital and has been with the firm since 1999. He has been part of the investment management team for the portion of the Fund attributed to Winslow Capital since July 2010.

Clark J. Winslow founded Winslow Capital in 1992 and is the Chief Executive Officer. From 1992 to March 2013, he was also the Chief Investment Officer. He has been part of the investment management team for the portion of the Fund attributed to Winslow Capital since July 2010.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

•	Minimum initial purchase: $3,000
•	Minimum subsequent investment: $50

Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account or are a tax-exempt investor.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

98008-1214

4